UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-08188

ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
AllianceBernstein L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  October 31, 2006

Date of reporting period:    April 30, 2006

ITEM 1.  REPORTS TO STOCKHOLDERS.

Semi-Annual Report

AllianceBernstein Emerging Market Debt Fund

Semi-Annual Report

April 30, 2006

     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS

Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein(R) at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.



June 13, 2006

Semi-Annual Report
This report provides management's discussion of fund performance for AllianceBernstein Emerging Market Debt Fund (the "Fund") for the semi-annual reporting period ended April 30, 2006.

Investment Objectives and Policies
This open-end fund's investment objective is to maximize total returns from price appreciation and income. The Fund invests, under normal circumstances, at least 80% of its net assets in emerging market debt securities. The Fund invests at least 65% of its total assets in sovereign debt obligations. Substantially all of the Fund's assets may be invested in high-risk, lower-rated securities and are subject to the substantial risks associated with high-yield bonds and investments in emerging markets, including risk of loss and substantial volatility. The Fund pursues an aggressive investment strategy. The Fund may invest in debt securities with a range of maturities from short- to long-term.

Investment Results
The table on page 4 shows the Fund's performance compared to its benchmark, the J.P. Morgan Emerging Markets Bond Index Global (JPM EMBI Global), which tracks total returns for U.S.-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, for the six- and 12-month periods ended April 30, 2006.

The Fund outperformed its benchmark, the JPM EMBI Global, for both the six- and 12-month periods ended April 30, 2006. Contributing positively to performance for both periods were the Fund's overweighted positions in Latin America, particularly Brazil and Argentina. Brazil's stable growth, central bank easing and debt buybacks helped support its bond prices, particularly towards the end of the year when the Fund's exposure was increased. Argentina benefited during the year from a completion of its debt restructuring and very strong economic growth. Both Brazil and Argentina were top performers during the reporting period.

Detracting from the Fund's performance for both the six- and 12-month periods was security selection in Argentina. Although the Fund's country selection of Argentina contributed positively to performance, the Fund's shorter-maturity bond selection in the country detracted from performance as Argentina's longer-duration bonds outperformed.

The Fund's use of leverage had a neutral effect on performance during the reporting period.

Market Review and Investment Strategy
The emerging market debt class posted solid returns for the semi-annual reporting period. This occurred despite recent softening due to the cumulative effects of U.S. interest rate hikes and upcoming elections in several emerging market countries. Overall, the emerging markets enjoyed strong investor demand, a favorable low global interest rate environment and strong global liquidity throughout most of the period. Furthermore, world inflation worries eased somewhat and growth indicators turned more positive, benefiting emerging market sovereign debt.

ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND  o  1


Strong capital inflows caused currencies to appreciate. This allowed central banks in almost every emerging market country to accumulate reserves--one of the most important technical drivers supporting the sector. Improved export demand and strong commodity prices, particularly oil, also helped some emerging market countries. Emerging market spreads tightened to end the period at a near record low of 179 basis points over Treasuries, representing a tightening of 63 basis points during the year.

For the semi-annual reporting period, the Latin region, which returned 6.23%, outpaced non-Latin countries, which returned 3.01%. Individual countries that outperformed included Argentina at 21.17%, Ecuador at 17.04%, the Philippines at 11.95% and Brazil at 9.92%. Underperforming countries for the period included Hungary at -2.31%, Poland at -1.00%, Chile at -0.11% and Bulgaria at -0.08%.

During the period, Brazil, Venezuela, Argentina, Peru and Panama contributed positively to the Fund. Brazil benefited from low inflation, a stronger currency and aggressive interest rate cuts. Brazil's debt-to-GDP ratio declined significantly as it began a schedule of $20 billion in debt buybacks. Venezuela benefited from continued strong oil revenues and the potential of debt buybacks. Argentina continued to be helped by both strong growth (9.1% in 2005) and reserve accumulation ($8.4 billion in 2005).

The Fund's exposure to Peru was increased based on strong economic growth and strong demand for its exports. Political uncertainty in Peru unexpectedly increased during the period as Ollanta Humala, the Nationalist candidate for president, rose in the polls against the more business-friendly candidates. Despite the political uncertainty, Peru was still favored due to its strong positive long-term fundamentals. At the writing of this report, Humala was defeated and former President Alan Garcia won the second round of elections. Garcia campaigned to follow orthodox macroeconomic policies and maintain fiscal policies aimed at curbing inflation and spurring economic growth.

A small position in Nigeria was also added to the Fund. Nigeria benefited from a Paris Club deal which helped it eliminate approximately $30 billion in debt. (The Paris Club is an informal organization consisting of a group of financial officers representing 19 of the world's wealthiest nations.) Nigeria has benefited from improved fiscal management, structural reforms and reserve accumulation. In Panama, economic fundamentals improved on all fronts. First quarter growth in Panama was a solid 6%, with prospects that the canal expansion project will induce further growth. Lastly, the Fund was defensively postured relative to U.S. interest-rate risk, as U.S. rates continue to rise.

2  o  ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at (800) 227-4618. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure
The unmanaged J.P. Morgan Emerging Markets Bond Index Global (JPM EMBI Global) does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The JPM EMBI Global tracks total returns for U.S.-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, eurobonds. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including the Fund.

A Word About Risk
A substantial amount of the Fund's assets will be invested in foreign securities in emerging market nations which can magnify portfolio value fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Investment in the Fund includes risks not associated with funds that invest exclusively in U.S. issues. The Fund can invest a significant portion of its assets in the securities of a single issuer, which may present greater risk than a more diversified portfolio. Price fluctuation in the Fund's portfolio securities may be caused by changes in interest rates or bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Please note, as interest rates rise, existing bond prices fall and can cause the value of your investment in the Fund to decline. The Fund may invest in high yield bonds (i.e., junk bonds) which involves a greater risk of default and price volatility than other bonds. Investing in non-investment grade presents special risks, including credit risk. While the Fund invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. These risks are fully discussed in the Fund's prospectus.


(Historical Performance continued on next page)


ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND  o  3


HISTORICAL PERFORMANCE
(continued from previous page)

THE FUND VS. ITS BENCHMARK                                   Returns
PERIODS ENDED APRIL 30, 2006                         6 Months      12 Months
AllianceBernstein Emerging Market Debt Fund
  Class A                                               5.43%         12.82%
  Class B                                               5.14%         12.03%
  Class C                                               5.13%         12.02%
J.P. Morgan Emerging Markets Bond Index Global          4.85%         11.97%



See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)


4  o  ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


HISTORICAL PERFORMANCE
(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2006

                     NAV Returns         SEC Returns
Class A Shares
1 Year                 12.82%                8.05%
5 Years                16.78%               15.76%
10 Years               13.05%               12.56%
SEC Yield*              6.01%

Class B Shares
1 Year                 12.03%                9.03%
5 Years                15.88%               15.88%
10 Years(a)            12.53%               12.53%
SEC Yield*              5.50%

Class C Shares
1 Year                 12.02%               11.02%
5 Years                15.88%               15.88%
10 Years               12.20%               12.20%
SEC Yield*              5.50%


SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2006)

Class A Shares
1 Year                                       8.67%
5 Years                                     15.53%
10 Years                                    13.04%

Class B Shares
1 Year                                       9.69%
5 Years                                     15.60%
10 Years(a)                                 13.00%

Class C Shares
1 Year                                      11.67%
5 Years                                     15.61%
10 Years                                    12.67%




(a)  Assumes conversion of Class B shares into Class A shares after six years.

* SEC Yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2006.

See Historical Performance disclosures on page 3.

ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND  O  5


FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  Beginning            Ending
                                              Account Value     Account Value    Expenses Paid
                                           November 1, 2005    April 30, 2006    During Period*
Class A
Actual                                               $1,000         $1,054.26            $6.67
Hypothetical (5% return before expenses)             $1,000         $1,018.30            $6.56

Class B
Actual                                               $1,000         $1,051.39           $10.27
Hypothetical (5% return before expenses)             $1,000         $1,014.78           $10.09

Class C
Actual                                               $1,000         $1,051.34           $10.22
Hypothetical (5% return before expenses)             $1,000         $1,014.83           $10.04


* Expenses are equal to the classes' annualized expense ratios of 1.31%, 2.02% and 2.01%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6  o  ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


PORTFOLIO SUMMARY
April 30, 2006 (unaudited)

PORTFOLIO STATISTICS
Net Assets ($mil): $387.5

[PIE CHART OMITTED]

SECURITY TYPE BREAKDOWN*
[ ]  82.0%  Sovereign Debt Obligations
[ ]  11.8%  Corporate Debt Obligations

[ ]   6.2%  Short-Term



* All data are as of April 30, 2006. The Fund's security type breakdown is expressed as a percentage of total investments and may vary over time.

ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND  o  7


PORTFOLIO OF INVESTMENTS
April 30, 2006 (unaudited)

                                                Principal
                                                   Amount
                                                     (000)     U.S. $ Value
-------------------------------------------------------------------------------
SOVEREIGN DEBT
  OBLIGATIONS-83.8%
Argentina-4.8%
Republic of Argentina
  4.89%, 8/03/12 FRN(a)                 US$        16,302      $15,297,255
  8.28%, 12/31/33(a)(b)                             3,216        3,192,154
                                                                18,489,409
Brazil-15.9%
Federal Republic of Brazil
  7.125%, 1/20/37(a)(b)                             9,362        9,104,545
  8.00%, 1/15/18(a)                                 3,173        3,447,465
  8.25%, 1/20/34(a)                                 9,479       10,308,413
  8.875%, 10/14/19(a)                               1,392        1,604,280
  10.50%, 7/14/14(a)                                2,517        3,126,114
  12.50%, 1/05/16(a)                    BRL        27,185       13,091,003
  12.75%, 1/15/20(a)                    US$        14,095       20,860,599
                                                                61,542,419
Bulgaria-0.3%
Republic of Bulgaria
  8.25%, 1/15/15(a)(c)                              1,124        1,295,410

Colombia-2.3%
Republic of Colombia
  10.75%, 1/15/13(a)                                1,000        1,242,500
  11.75%, 2/25/20(a)                                4,791        6,810,407
  12.00%, 10/22/15(a)                   COP     1,700,000          904,370
                                                                 8,957,277
Costa Rica-0.7%
Republic of Costa Rica
  Zero Coupon, 1/12/07 STP(a)           US$         1,500        1,366,350
  8.05%, 1/31/13(a)(c)                                651          693,315
  8.11%, 2/01/12(a)(c)                                758          803,480
                                                                 2,863,145
Dominican Republic-0.7%
Dominican Republic
  Zero Coupon, 10/30/06-3/09/07
    STP(a)                                          2,155        1,941,986
  9.50%, 9/27/11(a)(c)                                717          771,229
                                                                 2,713,215
Ecuador-1.6%
Republic of Ecuador
  9.00%, 8/15/30(a)(c)(d)                           4,565        4,722,331
  9.375%, 12/15/15(a)(c)                            1,478        1,596,240
                                                                 6,318,571



8  o  ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


                                                Principal
                                                   Amount
                                                     (000)     U.S. $ Value
-------------------------------------------------------------------------------
El Salvador-1.0%
Republic of El Salvador
  7.625%, 9/21/34(a)(c)                 US$           872       $  930,860
  7.65%, 6/15/35(a)(c)                              1,716        1,733,160
  8.50%, 7/25/11(a)(c)                              1,000        1,099,000
                                                                 3,763,020
Indonesia-2.5%
Republic of Indonesia
  6.75%, 3/10/14(a)(c)                              2,645        2,635,742
  6.875%, 3/09/17(a)(c)                             1,587        1,571,130
  7.25%, 4/20/15(a)(c)                              1,456        1,494,584
  8.50%, 10/12/35(a)(c)                               845          929,500
  11.00%, 10/15/14 CLN(a)                           1,003          980,834
  12.90%, 3/15/16 CLN(a)                            1,930        2,117,403
                                                                 9,729,193
Jamaica-0.2%
Government of Jamaica
  10.625%, 6/20/17                                    700          808,500

Lebanon-1.2%
Lebanese Republic
  7.875%, 5/20/11(a)(c)                               875          901,250
  10.125%, 8/06/08(a)(c)                            3,048        3,268,980
  11.625%, 5/11/16(a)(c)                              394          493,978
                                                                 4,664,208
Mexico-15.6%
Mexican Bonos
  9.00%, 12/22/11(a)                    MXN       125,019       11,606,688
United Mexican States
  5.625%, 1/15/17(a)                    US$         1,500        1,435,500
  6.375%, 1/16/13(a)                                7,582        7,707,103
  7.50%, 1/14/12(a)                                 1,950        2,096,250
  8.00%, 9/24/22(a)                                 6,962        7,981,933
  8.125%, 12/30/19(a)                              14,550       16,841,625
  9.875%, 2/01/10(a)                                7,600        8,626,000
  11.375%, 9/15/16(a)                               2,901        4,029,489
                                                                60,324,588
Morocco-0.2%
Kingdom of Morocco Loan
  Participation FRN
    Series A
    5.69%, 1/01/09                                    803          802,442


ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND  O  9


                                                Principal
                                                   Amount
                                                     (000)     U.S. $ Value
-------------------------------------------------------------------------------
Nigeria-1.7%
Central Bank of Nigeria
  6.25%, 11/15/20(a)(d)                 US        $ 6,750      $ 6,758,775

Panama-2.7%
Republic of Panama
  6.70%, 1/26/36(a)                                 1,879        1,836,722
  7.125%, 1/29/26(a)                                3,560        3,595,600
  7.25%, 3/15/15(a)                                   220          231,220
  8.875%, 9/30/27(a)                                1,600        1,910,400
  9.375%, 7/23/12-4/01/29(a)                        1,311        1,594,425
  9.625%, 2/08/11(a)                                1,017        1,156,838
                                                                10,325,205
Peru-3.3%
Peru Bono Soberano
  7.34%, 8/12/16(a)                     PEN        13,000        3,768,230
Republic of Peru
  7.35%, 7/21/25(a)                     US$         1,739        1,721,610
  8.375%, 5/03/16(a)                                1,490        1,622,610
  8.75%, 11/21/33(a)                                5,165        5,810,624
  9.875%, 2/06/15(a)                                   39           46,313
                                                                12,969,387
Philippines-5.1%
Republic of Philippines
  7.75%, 1/14/31(a)                                 1,724        1,736,930
  8.25%, 1/15/14(a)                                 1,408        1,525,920
  8.875%, 3/17/15(a)                                7,448        8,408,792
  9.50%, 2/02/30(a)                                   788          932,795
  9.875%, 1/15/19(a)                                1,850        2,224,625
  10.625%, 3/16/25(a)                               3,749        4,845,583
                                                                19,674,645
Poland-0.5%
Poland Government Bond
  6.00%, 11/24/10                       PLZ         5,800        1,977,732

Russia-8.5%
Russian Federation
  5.00%, 3/31/30(a)(c)(d)               US$        15,265       16,562,525
  11.00%, 7/24/18(a)(c)                             1,615        2,286,033
Russian Ministry of Finance
  Series V
  3.00%, 5/14/08(a)                                12,860       12,184,850
  Series VII
  3.00%, 5/14/11(a)                                 2,220        1,956,486
                                                                32,989,894


10  o  ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


                                                Principal
                                                   Amount
                                                     (000)     U.S. $ Value
-------------------------------------------------------------------------------
Turkey-6.5%
Republic of Turkey
  Zero Coupon, 3/08/07 STP(a)           US$         4,583       $4,126,167
  6.875%, 3/17/36(a)                                5,586        5,264,805
  7.00%, 6/05/20(a)                                 6,600        6,641,249
  7.375%, 2/05/25(a)                                1,330        1,359,925
  11.00%, 1/14/13(a)                                1,130        1,406,850
  11.50%, 1/23/12(a)                                2,657        3,301,323
  11.75%, 6/15/10(a)                                2,448        2,929,032
                                                                25,029,351
Ukraine-0.9%
Government of Ukraine
  6.875%, 3/04/11(a)(c)                               735          736,837
  7.65%, 6/11/13(a)(c)                              1,372        1,433,740
  11.00%, 3/15/07(a)(c)                             1,305        1,343,460
                                                                 3,514,037
Uruguay-1.5%
Republic of Uruguay
  7.50%, 3/15/15(a)                                   336          346,080
  7.875%, 1/15/33(a)(e)                             1,350        1,370,511
  8.00%, 11/18/22(a)                                  998        1,030,435
  9.25%, 5/17/17(a)                                 2,523        2,895,142
                                                                 5,642,168
Venezuela-6.1%
Republic of Venezuela
  6.09%, 4/20/11 FRN(a)(c)                          1,780        1,799,580
  8.50%, 10/08/14(a)                                  535          601,340
  9.25%, 9/15/27(a)(b)                              8,685       10,921,387
  9.375%, 1/13/34(a)                                  350          444,150
  10.75%, 9/19/13(a)                                5,061        6,288,293
  13.625%, 8/15/18(a)                               2,419        3,676,880
                                                                23,731,630
Total Sovereign Debt Obligations
  (cost $304,155,197)                                          324,884,221

CORPORATE DEBT
  OBLIGATIONS-12.1%
Brazil-1.2%
Banco BMG, SA
  9.15%, 1/15/16(a)(c)                              1,300        1,335,750
PF Export Receivables Master Trust
  6.436%, 6/01/15(a)(c)                             2,090        2,038,805
Unibanco
  8.70%, 2/11/10(a)(c)                              3,100        1,401,833
                                                                 4,776,388
Hong Kong-0.4%
Noble Group Ltd.
  6.625%, 3/17/15(a)(c)                 BRL         1,768        1,561,201


ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND  o  11


                                                Principal
                                                   Amount
                                                     (000)     U.S. $ Value
-------------------------------------------------------------------------------
Indonesia-0.4%
Freeport-McMoRan Copper & Gold
  10.125%, 2/01/10(a)                   US$         1,550       $1,662,375

Jamaica-0.3%
Digicel Ltd.
  9.25%, 9/01/12(a)(c)                              1,072        1,133,640

Kazakhstan-0.8%
Kazkommerts International BV
  8.50%, 4/16/13(a)(c)                              1,150        1,206,063
TengizChevroil Finance Co.
  6.124%, 11/15/14(a)(c)                              787          774,211
TurAnalem Finance BV
  10.00%, 5/29/07(a)(c)                             1,000        1,040,500
                                                                 3,020,774
Mexico-0.3%
America Movil, SA de C.V.
  6.375%, 3/01/35(a)                                  343          312,130
Monterrey Power, SA de C.V.
  9.625%, 11/15/09(a)(c)                              587          645,158
                                                                   957,288
Panama-0.3%
MMG Fiduciary (AES El Salvador Trust)
  6.75%, 2/01/16(a)(c)                              1,200        1,148,815

People's Republic of China-0.4%
Chaoda Modern Agricultural Holdings
  Ltd. 7.75%, 2/08/10(a)(c)                         1,416        1,416,000

Peru-0.3%
Southern Copper Corp.
  6.375%, 7/27/15(a)                                1,021          990,370

Romania-0.3%
MobiFon Holdings BV
  12.50%, 7/31/10(a)                                1,100        1,245,750

Russia-7.1%
Aries Vermogensverwaltng
  Series C
  9.60%, 10/25/14(a)(c)                             9,000       11,199,600
Citigroup (JSC Severstal)
  9.25%, 4/19/14(a)(c)                                810          874,152
Evraz Group, SA
  8.25%, 11/10/15(a)(c)                             1,474        1,481,370
Gazprom Oao
  9.625%, 3/01/13(a)(c)                             8,760       10,336,800
Gazstream, SA
  5.625%, 7/22/13(a)(c)                               716          706,766


12  o  ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


                                                Shares or
                                                Principal
                                                   Amount
                                                     (000)     U.S. $ Value
-------------------------------------------------------------------------------
Mobile Telesystems Finance
  9.75%, 1/30/08(a)(c)                  US$         1,500       $1,571,600
Russian Standard Finance
  7.50%, 10/07/10(a)(c)                             1,273        1,225,262
Tyumen Oil
  11.00%, 11/06/07(a)(c)                              280          299,320
                                                                27,694,870
South Korea-0.1%
C&M Finance Ltd.
  8.10%, 2/01/16(a)(c)                                530          523,978

Ukraine-0.2%
Kyivstar
  10.375%, 8/17/09(a)(c)                              600          648,750

Total Corporate Debt Obligations
  (cost $46,154,232)                                            46,780,199

WARRANTS(f)-0.0%
Central Bank of Nigeria
  Warrants, expiring 11/15/20(a)                    2,500           55,000
Republic of Venezuela
  Warrants, expiring 4/15/20                       48,195               -0-

Total Warrants
  (cost $0)                                                         55,000

SHORT-TERM INVESTMENTS-6.3%
Time Deposits-6.3%
Societe Generale
  4.82%, 5/01/06                        US$        20,300       20,300,000
The Bank of New York
  3.75%, 5/01/06                                    4,159        4,159,000

Total Short-Term Investments
  (cost $24,459,000)                                            24,459,000

Total Investments-102.2%
  (cost $374,768,429)                                          396,178,420
Other assets less liabilities-(2.2%)                            (8,657,129)

Net Assets-100%                                               $387,521,291



CALL OPTION WRITTEN (see Note D)
                                            Exercise   Expiration
Description                    Contracts(g)   Price       Month   U.S. $ Value
Brazilian Real
  (premiums received $2,924)     340,000      $2.10      May '06     $1,326


ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND  o  13


FORWARD EXCHANGE CURRENCY CONTRACTS (see Note D)

                                        U.S. $
                            Contract   Value on        U.S. $      Unrealized
                             Amount   Origination     Current     Appreciation/
                              (000)     Date           Value     (Depreciation)
-------------------------------------------------------------------------------
Buy Contracts:
Peruvian Nuevo Sol
  settling 5/03/06            5,089  $1,540,630     $1,539,264       $(1,366)

Sale Contracts:
Mexican Peso
  settling 5/23/06           48,646   4,500,000      4,387,243       112,757
  settling 6/21/06            6,359     575,834        572,333         3,501
Peruvian Nuevo Sol
  settling 5/03/06            5,089   1,510,000      1,539,372       (29,372)
  settling 5/12/06            3,731   1,122,000      1,127,835        (5,835)
  settling 6/05/06            5,089   1,533,665      1,536,119        (2,454)
Polish Zloty
  settling 5/09/06            6,220   2,012,806      2,026,514       (13,708)


CREDIT DEFAULT SWAP CONTRACTS (see Note D)

                               Notional                            Unrealized
Swap Counterparty &             Amount     Interest  Termination  Appreciation/
Referenced Obligation            (000)       Rate        Date    (Depreciation)
-------------------------------------------------------------------------------
Buy Contracts:
Citigroup Global Markets, Inc.
  Republic of Columbia
  8.375%, 2/15/27               1,450        3.02%       1/20/10     $(109,252)
Citigroup Global Markets, Inc.
  Republic of Hungary
  4.50%, 2/06/13                  900        0.50       11/26/13        (3,427)
JPMorgan Chase & Co.
  Republic of Hungary
  4.75%, 2/03/15                4,220        0.30       10/20/15        74,768

Sale Contracts:
Citigroup Global Markets, Inc.
  Federal Republic of Brazil
  12.25%, 3/06/30               7,110        3.09        8/20/10       573,943
Citigroup Global Markets, Inc.
  Federal Republic of Brazil
  12.25%, 3/06/30               2,450        4.40        5/20/06        54,944
Citigroup Global Markets, Inc.
  Federal Republic of Brazil
  12.25%, 3/06/30               6,930        1.98        4/20/07       121,096
Citigroup Global Markets, Inc.
  Republic of Columbia
  8.375%, 2/15/27               2,900        1.13        1/20/07        28,378
Citigroup Global Markets, Inc.
  Republic of Philippines
  10.625%, 3/16/25              1,410        4.95        3/20/09       153,138
Credit Suisse First Boston
  Federal Republic of Brazil
  12.25%, 3/06/30               1,900        6.90        6/20/07       188,438


14  o  ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


CREDIT DEFAULT SWAP CONTRACTS (see Note D) (continued)

                               Notional                            Unrealized
Swap Counterparty &             Amount     Interest  Termination  Appreciation/
Referenced Obligation            (000)       Rate        Date    (Depreciation)
-------------------------------------------------------------------------------
Sale Contracts (continued):
Credit Suisse First Boston
  Republic of Venezuela
  9.25%, 9/15/27                 3,280        3.17%     10/20/15    $ 287,478
Deutsche Bank AG London
  Federal Republic of Brazil
  12.25%, 3/06/30                6,930        1.90       4/20/07      115,613
JPMorgan Chase & Co.
  Gazprom OAO
  10.50%, 10/21/09               4,560        1.04       10/20/10      29,750
Morgan Stanley
  Federal Republic of Brazil
  10.125%, 5/15/27               2,000       17.75        2/13/08     671,449
Morgan Stanley
  Federal Republic of Brazil
  12.25%, 3/06/30                1,620        3.80        8/20/06      30,022


REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker                               Interest Rate       Maturity        Amount
-------------------------------------------------------------------------------
UBS AG                                        1.60%      12/29/06   $ 1,915,985
UBS AG                                        4.10       12/29/06    10,496,577
UBS AG                                        4.60       12/29/06     6,822,584
                                                                    $19,235,146


(a) Positions, or portion thereof, with an aggregate market value of $348,885,923 have been segregated to collateralize open forward exchange currency contracts.

(b) Positions, or portion thereof, with an aggregate market value of $19,244,823 have been segregated to collateralize reverse repurchase agreements.

(c) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2006, the aggregate market value of these securities amounted to $91,671,938 or 23.7% of net assets.

(d) Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at April 30, 2006.

(e)  Pay-In-Kind Payments (PIK).

(f)  Non-income producing security.

(g)  One contract relates to principal amount of $1.00.

     Glossary of Terms:
     FRN   - Floating Rate Note
     CLN   - Credit Linked Note
     STP   - Structured Product

     Currency Abbreviations:
     BRL   - Brazilian Real
     COP   - Colombian Peso
     MXN   - Mexican Peso
     PEN   - Peruvian Nuevo Sol
     PLZ   - Polish Zloty
     US$   - United States Dollar

     See notes to financial statements.


ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND  o  15


STATEMENT OF ASSETS & LIABILITIES
April 30, 2006 (unaudited)

Assets
Investments in securities, at value (cost $374,768,429)          $ 396,178,420
Unrealized appreciation of credit default swap contracts             2,329,017
Unrealized appreciation of forward exchange currency
  contracts                                                            116,258
Receivable for investment securities sold and foreign
  currency contracts                                                11,692,290
Interest receivable                                                  7,262,484
Receivable for capital stock sold                                    1,616,828
Due from broker                                                          2,924
Total assets                                                       419,198,221
Liabilities
Due to custodian                                                       324,308
Outstanding call option written, at value
  (premiums received $2,924)                                             1,326
Unrealized depreciation of credit default swap contracts               112,679
Unrealized depreciation of forward exchange currency
  contracts                                                             52,735
Reverse repurchase agreements                                       19,235,146
Payable for investment securities purchased and foreign
  currency contracts                                                 7,540,868
Payable for capital stock redeemed                                   3,105,888
Dividends payable                                                      673,026
Distribution fee payable                                               179,193
Advisory fee payable                                                   159,083
Transfer agent fee payable                                              33,214
Administrative fee payable                                               7,670
Accrued expenses                                                       251,794
Total liabilities                                                   31,676,930
Net Assets                                                       $ 387,521,291
Composition of Net Assets
Capital stock, at par                                            $      44,111
Additional paid-in capital                                         356,591,002
Distributions in excess of net investment income                    (1,421,181)
Accumulated net realized gain on investment and foreign
  currency transactions                                              8,619,092
Net unrealized appreciation of investments and foreign
  currency denominated assets and liabilities                       23,688,267
                                                                 $ 387,521,291


Net Asset Value Per Share - 9 billion shares of capital stock authorized, $.001 par value
                            Shares      Net Asset
Class     Net Assets      Outstanding      Value
-------------------------------------------------
A        $243,410,410     27,807,877       $8.75*
B        $ 50,534,612      5,724,675       $8.83
C        $ 93,576,269     10,577,960       $8.85

* The maximum offering price per share for Class A shares was $9.14 which reflects a sales charge of 4.25%.

   See notes to financial statements.


16  o  ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


STATEMENT OF OPERATIONS
Six Months Ended April 30, 2006 (unaudited)


Investment Income
Interest                                          $ 13,719,918
Dividends                                               37,500    $ 13,757,418

Expenses
Advisory fee                                           943,297
Distribution fee--Class A                              346,916
Distribution fee--Class B                              264,044
Distribution fee--Class C                              466,162
Transfer agency--Class A                               180,228
Transfer agency--Class B                                45,486
Transfer agency--Class C                                74,199
Custodian                                              133,680
Administrative                                          47,720
Printing                                                46,310
Audit                                                   40,323
Registration                                            33,543
Legal                                                   25,276
Directors' fees                                         13,034
Miscellaneous                                           12,222

Total expenses before interest expense               2,672,440
Interest expense                                       319,037

Total expenses                                       2,991,477
Less: expense offset arrangement
  (see Note B)                                          (4,969)

Net expenses                                                         2,986,508

Net investment income                                               10,770,910

Realized and Unrealized Gain (Loss) on
Investment and Foreign Currency
Transactions
Net realized gain (loss) on:
  Investment transactions                                           11,145,438
  Written options                                                      178,868
  Swap contracts                                                    (1,002,981)
  Foreign currency transactions                                       (406,501)
Net change in unrealized
  appreciation/depreciation of:
  Investments                                                       (2,939,196)
  Written options                                                      (26,777)
  Swap contracts                                                     1,380,445
  Foreign currency denominated assets
    and liabilities                                                     60,340

Net gain on investment and foreign
  currency transactions                                              8,389,636

Net Increase in Net Assets from
  Operations                                                       $19,160,546


See notes to financial statements.


ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND  o  17


STATEMENT OF CHANGES IN NET ASSETS

                                               Six Months
                                                  Ended             Year Ended
                                              April 30, 2006        October 31,
                                                (unaudited)            2005
-------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
from Operations
Net investment income                          $10,770,910         $19,681,666
Net realized gain on investment and foreign
  currency transactions                          9,914,824          17,870,574
Net change in unrealized
  appreciation/depreciation of investments
  and foreign currency denominated
  assets and liabilities                        (1,525,188)         (4,615,410)

Net increase in net assets from
  operations                                    19,160,546          32,936,830
Dividends and Distributions to
Shareholders from
Net investment income
  Class A                                       (7,240,877)        (12,312,689)
  Class B                                       (1,449,589)         (3,269,508)
  Class C                                       (2,561,394)         (5,002,605)
Net realized gain on investment and foreign
  currency transactions
  Class A                                       (3,722,512)                 -0-
  Class B                                         (860,065)                 -0-
  Class C                                       (1,484,665)                 -0-
Capital Stock Transactions
Net increase                                    26,736,172          45,531,942
Total increase                                  28,577,616          57,883,970
Net Assets
Beginning of period                            358,943,675         301,059,705
End of period (including distributions in
  excess of net investment income of
  ($1,421,181) and ($940,231),
  respectively)                               $387,521,291        $358,943,675


See notes to financial statements.


18  o  ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


NOTES TO FINANCIAL STATEMENTS
April 30, 2006 (unaudited)

NOTE A
Significant Accounting Policies
AllianceBernstein Emerging Market Debt Fund, Inc. (the "Fund") was incorporated in the state of Maryland on December 2, 1993, as a non-diversified, open-end management investment company. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation
Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in

ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND  o  19


the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management L.P.) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Currency Translation
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books

20  o  ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests.Such taxes are generally based on income and/or capital gains earned or repatriated.Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions
Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their relative net assets.

6. Dividends and Distributions
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B
Advisory Fee and Other Transactions with Affiliates
Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund's average daily net assets. Prior to September 7, 2004, the Fund paid the Adviser an advisory fee

ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND  o  21


at an annual rate of .75% of the Fund's average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Adviser provides certain legal and accounting services to the Fund. For the six months ended April 30, 2006, such fees amounted to $47,720.

The Fund compensates AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.) (ABIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $129,443 for the six months ended April 30, 2006.

For the six months ended April 30, 2006, the Fund's expenses were reduced by $4,969 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management, Inc.) (the
"Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charges of $17,241 from the sale of Class A shares and received $309, $27,335, and $18,018 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended April 30, 2006.

NOTE C
Distribution Services Agreement
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays a distribution fee to the Distributor at an annual rate of up to .30% of the average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $4,234,745 and $2,853,061 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

22  o  ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


NOTE D
Investment Transactions
Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2006, were as follows:

                                       Purchases            Sales
Investment securities (excluding
  U.S. government securities)         $186,484,356       $152,984,395
U.S. government securities                      -0-                -0-

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding written options, forward exchange currency contracts and swap contracts) are as follows:

Gross unrealized appreciation                            $23,340,128
Gross unrealized depreciation                             (1,930,137)
Net unrealized appreciation                              $21,409,991

1. Option Transactions
For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a written call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a written put option is exercised, the premium received reduces

ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND  o  23


the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund's selling or buying a security or currency at a price different from the current market value.

Transactions in written options for the six months ended April 30, 2006, were as follows:

                                        Number of            Premiums
                                        Contracts             Received
Options outstanding at
  October 31, 2005                       8,695,000           $ 110,538
Options written                          7,120,000              71,254
Options terminated in closing
  purchase transactions                (10,972,000)           (123,904)
Options expired                         (4,503,000)            (54,964)
Options outstanding at
  April 30, 2006                           340,000          $    2,924


2. Forward Exchange Currency Contracts
The Fund may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currencies relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

24  o  ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


3. Swap Agreements
The Fund may enter into swaps on sovereign debt obligations to protect itself from interest rate fluctuations on the underlying debt instruments and for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the underlying value of the securities.

The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swaps contracts on the statements of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

The Fund may enter into credit default swaps. The Fund may purchase credit protection on the referenced obligation of the credit default swap ("Buy Contract") or provide credit protection on the referenced obligation of the credit default swap ("Sale Contract"). A sale/(buy) in a credit default swap provides upon the occurrence of a credit event, as defined in the swap agreement, for the Fund to buy/(sell) from/(to) the counterparty at the notional amount (the "Notional Amount") and receive/(deliver) the principal amount of the referenced obligation. If a credit event occurs, the maximum payout amount for a Sale Contract is limited to the Notional Amount of the swap contract ("Maximum Payout Amount"). During the term of the swap agreement, the Fund receives/(pays) interim fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the Notional Amount. These interim payments are recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer and no credit event occurs, it will lose its investment. In addition, if the Fund is a seller

ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND  o  25


and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Fund.

At April 30, 2006, the Fund had Sale Contracts outstanding with Maximum Payout Amounts aggregating $41,090,000, with net unrealized appreciation of $2,254,249 and terms ranging from 1 months to 9 years, as reflected in the portfolio of investments.

In certain circumstances, the Fund may hold Sale Contracts on the same referenced obligation and with the same counterparty it has purchased credit protection, which may reduce its obligation to make payments on Sale Contracts, if a credit event occurs. The Fund had Buy Contracts outstanding with a Notional Amount of $1,450,000 with respect to the same referenced obligations and same counterparties of certain Sale Contracts outstanding, which reduced its obligation to make payments on Sale Contracts to $39,640,000 as of April 30, 2006.

4. Reverse Repurchase Agreements
Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

For the six months ended April 30, 2006, the average amount of reverse repurchase agreements outstanding was $22,819,141 and the daily weighted average interest rate was 3.15%.

26  o  ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


NOTE E
Capital Stock
Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

                               Shares                         Amount
                    ---------------------------  ------------------------------
                   Six Months Ended  Year Ended  Six Months Ended  Year Ended
                     April 30, 2006  October 31, April 30, 2006    October 31,
                      (unaudited)       2005       (unaudited)        2005
                     ------------  ------------  --------------  --------------
Class A
Shares sold            7,961,489    13,079,969     $70,236,536    $112,104,013
Shares issued in
  reinvestment of
  dividends and
  distributions          907,592       941,259       7,964,805       8,086,443
Shares converted
  from Class B           162,363     1,270,473       1,435,859      10,880,150
Shares redeemed       (5,778,398)   (9,402,756)    (50,854,051)    (80,940,940)
Net increase           3,253,046     5,888,945     $28,783,149     $50,129,666

Class B
Shares sold              544,230     1,384,103      $4,841,327     $11,976,377
Shares issued in
  reinvestment of
  dividends and
  distributions          193,096       263,501       1,708,800       2,279,523
Shares converted
  to Class A            (160,941)   (1,259,862)     (1,435,859)    (10,880,150)
Shares redeemed         (963,980)   (1,576,238)     (8,570,122)    (13,608,185)
Net decrease            (387,595)   (1,188,496)    $(3,455,854)   $(10,232,435)

Class C
Shares sold            1,320,332     2,767,601     $11,789,075     $24,024,470
Shares issued in
  reinvestment of
  dividends and
  distributions          272,060       333,601       2,413,159       2,892,701
Shares redeemed       (1,439,672)   (2,460,570)    (12,793,357)    (21,282,460)
Net increase             152,720       640,632      $1,408,877      $5,634,711

NOTE F
Risks Involved in Investing in the Fund
Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Fund's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be

ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND  o  27


unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Concentration of Risk--Investing in securities of foreign companies and foreign governments involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government. The Fund invests in the Sovereign Debt Obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economies of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G
Joint Credit Facility
A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2006.

NOTE H
Distributions to Shareholders
The tax character of distributions to be paid for the year ending October 31, 2006 will be determined at the end of the current fiscal year. The tax character of

28  o  ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


distributions paid during the fiscal years ended October 31, 2005 and October 31, 2004 were as follows:

                                      Year Ended           Year Ended
                                      October 31,          October 31,
                                          2005                 2004
Distributions paid from:
  Ordinary income                      $20,584,802         $21,587,922
Total taxable distributions             20,584,802          21,587,922
Total distributions paid               $20,584,802         $21,587,922

As of October 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                 $680,968
Accumulated capital and other gains                          5,476,734(a)
Unrealized appreciation/(depreciation)                      23,496,611(b)
Total accumulated earnings/(deficit)                       $29,654,313(c)


(a) During the fiscal year, the Fund utilized capital loss carryforwards of $10,834,708.

(b) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and the difference between book and tax treatment of swap income.

(c) The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable to dividends payable.

NOTE I
Legal Proceedings
As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

   (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse

ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND  o  29


effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;


  (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

  (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge

30  o  ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities

ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND  o  31


Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAGOrder. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. On April 12, 2006, respondents' petition was denied. On May 4, 2006, respondents appealed the court's determination.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting

32  o  ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND  o  33


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                  Class A
                               -----------------------------------------------------------------------------------
                               Six Months
                                    Ended            Year Ended      September 1,
                                 April 30,           October 31,          2003 to        Year Ended August 31,
                                     2006         ----------------    October 31,     ----------------------------
                               (unaudited)         2005     2004(a)       2003(b)      2003      2002(c)     2001
                               -----------------------------------------------------------------------------------
Net asset value,
  beginning of period              $8.70           $8.38     $8.00        $7.72        $6.02     $6.37       $7.06
Income From Investment
  Operations
Net investment income(d)             .26             .53       .49(e)       .11          .69       .69         .85
Net realized and unrealized
  gain (loss) on investment
  transactions                       .20             .34       .50          .28         1.71      (.24)       (.76)
Net increase in net asset
  value from operations              .46             .87       .99          .39         2.40       .45         .09
Less: Dividends and
  Distributions
Dividends from net
  investment income                 (.27)           (.55)     (.61)        (.11)        (.70)     (.74)       (.78)
Tax return of capital                 -0-             -0-       -0-          -0-          -0-     (.06)         -0-
Distribution from net
  realized gain on
  investment
  transactions                      (.14)             -0-       -0-          -0-          -0-       -0-         -0-
Total dividends and
  distributions                     (.41)           (.55)     (.61)        (.11)        (.70)     (.80)       (.78)
Net asset value, end of
  period                           $8.75           $8.70     $8.38        $8.00        $7.72     $6.02       $6.37
Total Return
Total investment return
  based on net asset
  value(f)                          5.43%          10.70%    12.82%        5.11%       41.80%     7.38%       1.55%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)               $243,410        $213,652  $156,469     $137,709     $118,669   $76,397     $66,750
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                  1.31%(g)(h)     1.20%     1.23%        1.75%(g)     1.94%     1.88%       2.20%
  Expenses, before waivers/
    reimbursements                  1.31%(g)(h)     1.20%     1.40%        1.75%(g)     1.94%     1.88%       2.20%
  Expenses, excluding
    interest expense                1.14%(g)(h)     1.19%     1.21%        1.47%(g)     1.46%     1.50%       1.47%
  Net investment
    income                          6.01%(g)        6.14%     6.04%(e)     7.90%(g)     9.73%    11.02%      12.78%
Portfolio turnover rate               43%            100%      173%          20%         125%      170%        150%

See footnote summary on page 37.

34  o  ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                  Class B
                               ---------------------------------------------------------------------------------
                               Six Months
                                    Ended           Year Ended     September 1,
                                 April 30,           October 31,        2003 to         Year Ended August 31,
                                     2006        ----------------   October 31,    -----------------------------
                               (unaudited)        2005     2004(a)      2003(b)     2003      2002(c)     2001
                               ---------------------------------------------------------------------------------
Net asset value,
  beginning of period               $8.77          $8.45     $8.07       $7.80       $6.09     $6.45       $7.14
Income From Investment
  Operations
Net investment income(d)              .23            .47       .62(e)      .10         .64       .64         .79
Net realized and unrealized
  gain (loss) on investment
  transactions                        .21            .34       .32         .28        1.73      (.24)       (.76)
Net increase in net asset
  value from operations               .44            .81       .94         .38        2.37       .40         .03
Less: Dividends and
  Distributions
Dividends from net
  investment income                  (.24)          (.49)     (.56)       (.11)       (.66)     (.70)       (.72)
Tax return of capital                  -0-            -0-       -0-         -0-         -0-     (.06)         -0-
Distribution from net
  realized gain on
  investment
  transactions                       (.14)            -0-       -0-         -0-         -0-       -0-         -0-
Total dividends and
  distributions                      (.38)          (.49)     (.56)       (.11)       (.66)     (.76)       (.72)
Net asset value, end of
  period                            $8.83          $8.77     $8.45       $8.07       $7.80     $6.09       $6.45
Total Return
Total investment return
  based on net asset
  value(f)                           5.14%          9.81%    12.02%       4.84%      40.69%     6.50%        .63%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                 $50,535        $53,629   $61,715     $90,443     $89,571   $80,064     $83,706
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                   2.02%(g)(h)    1.89%     1.94%       2.45%(g)    2.64%     2.58%       2.88%
  Expenses, before waivers/
    reimbursements                   2.02%(g)(h)    1.90%     2.11%       2.45%(g)    2.64%     2.58%       2.88%
  Expenses, excluding
    interest expense                 1.85%(g)(h)    1.89%     1.92%       2.17%(g)    2.17%     2.20%       2.17%
  Net investment
    income                           5.23%(g)       5.39%     7.57%(e)    7.11%(g)    9.07%    10.25%      11.80%
Portfolio turnover rate                43%           100%      173%         20%        125%      170%        150%

See footnote summary on page 37.

ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND  o  35


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                  Class C
                               ---------------------------------------------------------------------------------
                               Six Months                          September 1,
                                    Ended           Year Ended          2003 to
                                 April 30,           October 31,    October 31,        Year Ended August 31,
                                     2006        ----------------    -----------    ----------------------------
                               (unaudited)        2005     2004(a)      2003(b)     2003      2002(c)     2001
                               ---------------------------------------------------------------------------------
Net asset value,
  beginning of period               $8.79          $8.47     $8.09       $7.82       $6.10     $6.46       $7.15
Income From Investment
  Operations
Net investment income(d)              .23            .47       .45(e)      .10         .63       .64         .79
Net realized and unrealized
  gain (loss) on investment
  transactions                        .21            .34       .49         .28        1.75      (.24)       (.76)
Net increase in net asset
  value from operations               .44            .81       .94         .38        2.38       .40         .03
Less: Dividends and
  Distributions
Dividends from net
  investment income                  (.24)          (.49)     (.56)       (.11)       (.66)     (.70)       (.72)
Tax return of capital                  -0-            -0-       -0-         -0-         -0-     (.06)         -0-
Distribution from net
  realized gain on
  investment
  transactions                       (.14)            -0-       -0-         -0-         -0-       -0-         -0-
Total dividends and
  distributions                      (.38)          (.49)     (.56)       (.11)       (.66)     (.76)       (.72)
Net asset value, end of
  period                            $8.85          $8.79     $8.47       $8.09       $7.82     $6.10       $6.46
Total Return
Total investment return
  based on net asset
  value(f)                           5.13%          9.81%    12.00%       4.83%      40.80%     6.50%        .63%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                 $93,576        $91,662   $82,876     $77,657     $73,477   $45,527     $40,667
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                   2.01%(g)(h)    1.89%     1.92%       2.43%(g)    2.63%     2.56%       2.87%
  Expenses, before waivers/
    reimbursements                   2.01%(g)(h)    1.89%     2.09%       2.43%(g)    2.63%     2.56%       2.87%
  Expenses, excluding
    interest expense                 1.84%(g)(h)    1.88%     1.90%       2.16%(g)    2.16%     2.19%       2.16%
  Net investment
    income                           5.23%(g)       5.38%     5.51%(e)    7.09%(g)    8.91%    10.16%      11.81%
Portfolio turnover rate                43%           100%      173%         20%        125%      170%        150%

See footnote summary on page 37.

36  o  ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


Financial Highlights

(a) As of November 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however prior to November 1, 2003, these interim payments were reflected within interest income/expense on the statement of operations. The effect of this change for the year ended October 31, 2004, was to decrease net investment income per share by $.05, $.04 and $.05 and increase net realized and unrealized gain
(loss) on investment transactions per share by $.05, $.04 and $.05 for Class A, Class B and Class C, respectively. Consequently, the ratios of net investment income to average net assets were decreased by 0.56%, 0.57% and 0.55% for Class A, Class B and Class C, respectively.

(b)  The Fund changed its fiscal year end from August 31 to October 31.

(c) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. For the year ended August 31, 2002, the effect of this change to Class A, B and C was to decrease net investment income per share by $.01 and decrease net realized and unrealized loss on investment transactions per share by $.01. Consequently, the ratio of net investment income to average net assets was decreased from 11.10% to 11.02% for Class A, from 10.34% to 10.25% for Class B and from 10.24% to 10.16% for Class C. Per share, ratios and supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

(d)  Based on average shares outstanding.

(e)  Net of expenses waived/reimbursed by the Adviser.

(f) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year, and redemption on the last day of the year. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(g)  Annualized.

(h) The ratio includes expenses attributable to estimated cost of proxy solicitation.


ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND  o  37


RESULTS OF SHAREHOLDERS MEETING
(unaudited)

A Special Meeting of the Stockholders of the AllianceBernstein Emerging Market Debt Fund (the "Fund") was held on November 15, 2005 and adjourned until December 6, 2005, December 19, 2005, December 21, 2005 and December 22, 2005. At the November 15, 2005 Meeting, with respect to the first item of business, the election of Directors, the required number of outstanding shares were voted in favor of the proposal, and the proposal was approved. At the December 6, 2005 Meeting, with respect to the third item of business, the amendment, elimination, or reclassification as non-fundamental of the fundamental investment restrictions, and the fourth item of business, the reclassification of the Fund's fundamental investment objective as non-fundamental with changes to the Fund's investment objective, the required number of outstanding shares voted in favor of the proposals, and the proposals were approved. With respect to the second item of business, to amend and restate the charter of the Fund, an insufficient number of the required outstanding shares voted in favor of the proposal, and therefore the proposal was not approved. A description of each proposal and number of shares voted at the Meeting are as follows (the proposal numbers shown below correspond to the proposal numbers in the Fund's proxy statement):

1. To elect eight Directors of the Fund, each such Director to hold office until his or her successor is duly elected and qualified.

                                                    Withheld
                                 Voted For         Authority
                                 ---------------------------
     Ruth Block                  26,341,733          647,399
     David H. Dievler            26,372,760          616,371
     John H. Dobkin              26,403,782          585,350
     Michael J. Downey           26,395,566          593,566
     William H. Foulk, Jr.       26,387,377          601,755
     D. James Guzy               26,176,553          812,578
     Marc O. Mayer               26,402,984          586,148
     Marshall C. Turner, Jr.     26,398,996          590,135

3. To amend, eliminate, or reclassify as non-fundamental, the fundamental investment restrictions regarding:

                                                 Voted                Broker
                                  Voted For     Against   Abstained  Non-Votes
                                 ---------------------------------------------
3.B. Issuing Senior Securities   18,129,832    1,076,471   365,467   6,036,546
and Borrowing Money
3.D. Concentration of            18,132,216    1,058,614   380,941   6,036,546
Investments
3.E. Real Estate and             18,140,490    1,057,121   374,160   6,036,546
Companies That Deal
In Real Estate
3.F. Commodity Contracts         18,089,564    1,101,644   380,563   6,036,546
and Futures Contracts
3.G. Loans                       18,103,848    1,085,340   382,583   6,036,546

38  o  ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


Results of Shareholders Meeting

                                                 Voted                Broker
                                  Voted For     Against   Abstained  Non-Votes
                                 ---------------------------------------------
3.H. Joint Securities Trading     18,164,088    1,031,380   376,303   6,036,546
     Accounts
3.I. Exercising Control           18,144,086    1,073,584   354,100   6,036,546
3.J. Other Investment             18,163,276    1,053,635   354,859   6,036,546
     Companies
3.K. Oil, Gas and Other Types     18,175,064    1,053,506   343,201   6,036,546
     of Minerals or Mineral
     Leases
3.L. Purchases of Securities      18,091,504    1,132,956   347,310   6,036,546
     on Margin
3.M. Short Sales                  18,091,464    1,118,640   361,666   6,036,546
3.N. Pledging, Hypothecating,     18,085,843    1,121,608   364,320   6,036,546
     Mortgaging, or Otherwise
     Encumbering Assets
3.W. Purchasing Voting or         18,152,655    1,043,049   376,067   6,036,546
     Other Securities
4.B. The reclassification of the  17,290,543      986,000 1,295,228   6,036,546
     Fund's fundamental
     investment objective as
     non-fundamental with
     changes to the Fund's
     investment objective.

ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND  o  39


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Nancy P. Jacklin(1)
Marshall C. Turner, Jr.(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Paul J. DeNoon(2), Vice President
Fernando Grisales(2), Vice President
Michael L. Mon(2), Vice President
Douglas Peebles(2), Vice President
Matthew S. Sheridan(2), Vice President
Emilie D. Wrapp, Secretary
Mark D. Gersten, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller

Principal Underwriter
AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Legal Counsel
Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent
AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered
Public Accounting Firm
Ernst & Young LLP
5 Times Square
New York, NY 10036


(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) The day-to-day management of and investment decisions for the Fund's portfolio are made by the Global Fixed Income: Emerging Market Investment Team. Messrs. DeNoon, Grisales, Mon, Peebles and Sheridan are the investment professionals with the most significant responsibilities for the day-to-day management of the Fund's portfolio.

40  o  ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


Information Regarding the Review and Approval of the Fund's Advisory Agreement

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser at a meeting held on December 14, 2005.

In preparation for the meeting, the directors had requested from the Adviser and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives as the Fund derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The directors also reviewed an independent evaluation from the Fund's Senior Officer (who is also the Fund's Independent Compliance Officer) of the reasonableness of the advisory fees in the Fund's Advisory Agreement (as contemplated by the September 2004 Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that such fees were reasonable. In addition, the directors received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The directors noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the Advisory Agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Fund grows larger; and nature and quality of the Adviser's services including the performance of the Fund.

Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in four private sessions at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement, the directors considered all factors they believed relevant, including the following:

   1. information comparing the performance of the Fund to other investment companies with similar investment objectives and to an index;

   2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;


ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND  o  41


   3. payments received by the Adviser from all sources in respect of the Fund and all investment companies in the AllianceBernstein Funds complex;

   4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Fund and to all investment companies in the AllianceBernstein Funds complex;

   5. comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

   6. the extent to which economies of scale would be realized to the extent the Fund grows and whether fee levels reflect any economies of scale for the benefit of investors;

   7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Fund;

   8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Fund;

   9. portfolio turnover rates for the Fund compared to other investment companies with similar investment objectives;

  10. fall-out benefits that the Adviser and its affiliates receive from their relationships with the Fund;

  11. information about fees charged by the Adviser to other clients with a substantially similar investment style as the Fund;

  12. the Senior Officer's evaluation of the reasonableness of the fee payable to the Adviser in the Advisory Agreement;

  13. the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of the Adviser; and

  14.  the terms of the Advisory Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to con-

42  o  ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


cerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and the directors attributed different weights to the various factors.

The directors determined that the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement (including their determinations that the Adviser should continue to be the investment adviser for the Fund, and that the fees payable to the Adviser pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

Nature, extent and quality of services provided by the Adviser
The directors noted that, under the Advisory Agreement, the Adviser, subject to the oversight of the directors, administers the Fund's business and other affairs. The Adviser manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objective and policies. Under the Advisory Agreement, the Adviser also provides the Fund with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Fund) and executive and other personnel as are necessary for the Fund's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Fund's request by employees of the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Fund to the Adviser than the fee rates stated in the Fund's Advisory Agreement.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and

ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND  o  43


other developments. The directors noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Fund's compliance programs, and that these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability to the Adviser
The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2003 and 2004. The directors also reviewed information in respect of 2004 that had been prepared with an updated expense allocation methodology. The directors noted that the updated expense allocation methodology would be used in preparing 2005 profitability information, and that it differed in various respects from the methodology used in prior years. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Fund. The directors focused on the profitability of the Adviser's relationship with the Fund before taxes and distribution expenses. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Fund was not excessive.

44  o  ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


Fall-Out Benefits
The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. The directors noted that since the Fund does not engage in brokerage transactions, the Adviser does not receive soft dollar benefits in respect of portfolio transactions of the Fund.

The directors also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser, receives 12b-1 fees from the Fund in respect of classes of shares of the Fund that are subject to the Fund's 12b-1 plan and retains a portion of the 12b-1 fees, and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The directors also noted that certain affiliates of the Adviser distribute shares of the Fund and receive compensation in that connection, and that a subsidiary of the Adviser provides transfer agency services to the Fund and receives compensation from the Fund for such services.

The directors recognized that the Adviser's profitability would be somewhat lower if the Adviser's affiliates did not receive the benefits described above. The directors understood that the Adviser might derive reputational and other benefits from its association with the Fund.

Investment Results
In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Fund at each regular Board meeting during the year. At the meeting, the directors reviewed information from a report prepared by Lipper showing performance of the Class A Shares of the Fund as compared to a group of 7 to 3 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Group") and as compared to a universe of 10 to 3 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Universe") for periods ended September 30, 2005 over the 1-, 3-, 5- and 10-year periods. The directors also reviewed information prepared by the Adviser showing performance of the Class A Shares of the Fund as compared to the J.P. Morgan Emerging Markets Bond Index Global for periods ended September 30, 2005 over the year to date ("YTD"), 1-, 3-, 5-year and since inception periods (February 1994 inception). The directors noted that in the Performance Group comparison the Fund was in the 5th quintile in the 1-year period and 1st quintile in the 3- and 5-year periods (adjusted to 2nd quintile in the 5-year period by the Senior Officer who used a different methodology than Lipper for assigning performance to quintiles), and in the Performance Universe comparison the Fund was in the 5th quintile in the 1-year period, 1st quintile in the 3-year period and 2nd quintile in the 5-year period. Quintile information in

ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND  o  45


the 10-year period was not provided by Lipper in light of the small number of funds in the Fund's Lipper category. The comparative information showed that the Fund outperformed the Index in all periods reviewed except in the YTD period when it underperformed the Index. Based on their review, the directors concluded that the Fund's relative performance over time was satisfactory.

Advisory Fees and Other Expenses
The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with investment objectives similar to those of the Fund. For this purpose, they reviewed information in the Adviser's Form ADV and a chart prepared by the Adviser disclosing the institutional fee schedule for institutional products offered by it that have a substantially similar investment style as the Fund. They also received an oral presentation from the Adviser that supplemented such information. The directors noted that the institutional fee schedule for clients with a comparable investment style to the Fund had much lower breakpoints than the fee schedule in the Fund's Advisory Agreement. The directors also noted that the application of such fee schedule to the level of assets of the Fund would result in a fee rate that would be significantly lower than that in the Fund's Advisory Agreement. The directors noted that the Adviser may, in some cases, negotiate fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such negotiated arrangements.

The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and to the Fund. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Fund by non-affiliated service providers and is responsible for the compensation of the Fund's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients and that fees charged to the Fund reflect the costs and risks of the additional obligations. The Adviser also noted that since the Fund is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

46  o  ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within an Expense Group created by Lipper. Lipper describes an Expense Group as a representative sample of comparable funds. The Class A expense ratio of the Fund was based on the Fund's latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Fund potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that it was likely that the expense ratios of some funds in the Fund's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Fund's at approximate current size contractual effective fee rate of 50 basis points was significantly lower than the Expense Group median. The directors noted that the latest fiscal year administrative expense reimbursement by the Fund pursuant to the Advisory Agreement was 3 basis points. The directors also noted that the Adviser advises a portfolio of another AllianceBernstein fund with a similar investment objective and strategies as the Fund for the same fee rate as the Fund. The directors further noted that the Fund's total expense ratio was materially lower than the Expense Group median. In light of the relatively small number of funds in the Fund's Lipper category, Lipper did not provide information about an "expense universe". The directors concluded that the Fund's expense ratio was satisfactory.

Economies of Scale
The directors noted that the advisory fee schedule for the Fund contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The directors also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The directors believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Fund's operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost

ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND  o  47


structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund's breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Fund's net assets.


48  o  ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


ALLIANCEBERNSTEIN FAMILY OF FUNDS

--------------------------------------------
Wealth Strategies Funds
--------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

--------------------------------------------
Blended Style Funds
--------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------
Growth Funds
--------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund
International Research Growth Fund*

--------------------------------------------
Value Funds
--------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

--------------------------------------------
Taxable Bond Funds
--------------------------------------------
Global Government Income Trust*
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Intermediate Bond Portfolio*
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------
Municipal Bond Funds
--------------------------------------------
National                      Michigan
Insured National              Minnesota
Arizona                       New Jersey
California                    New York
Insured California            Ohio
Florida                       Pennsylvania
Massachusetts                 Virginia

--------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------
Closed-End Funds
--------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

--------------------------------------------
Retirement Strategies Funds
--------------------------------------------
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy

2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy

2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our website at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest.

* On July 8, 2005, New Europe Fund merged into International Research Growth Fund. Prior to February 1, 2006, Global Government Income Trust was named Americas Government Income Trust and Intermediate Bond Portfolio was named Quality Bond Portfolio.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND  o  49


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF
INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the investment advisory agreement between Alliance Capital Management L.P. (the "Adviser") and AllianceBernstein Emerging Market Debt Fund, Inc. (the "Fund"), prepared by Philip L. Kirstein, the Senior Officer, for the independent directors of the Fund, as required by the Assurance of Discontinuance between the New York State Attorney General and the Adviser. The Senior Officer's evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees which was provided to the independent directors in connection with their review of the proposed continuance of the investment advisory agreement. The Senior Officer's evaluation considered the following factors:

   1. Management fees charged to institutional and other clients of the Adviser for like services.

   2.  Management fees charged by other mutual fund companies for like services.

   3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit.

   4. Profit margins of the Adviser and its affiliates from supplying such services.

   5.  Possible economies of scale as the Fund grows larger.

   6. Nature and quality of the Adviser's services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS
The table below describes the Fund's advisory fee pursuant to the Investment Advisory Agreement. This fee schedule was implemented in connection with the Adviser's settlement with the New York State Attorney General.(2)


1 It should be noted that the information in the fee summary was completed on December 7, 2005 and presented to the Board of Directors on December 14, 2005 in accordance with the Assurance of Discontinuance between the New York State Attorney General and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

2 The advisory fee schedule implemented in January 2004 contemplates eight categories of the AllianceBernstein Mutual Funds with almost all funds in each category having the same advisory fee schedule.


50  o  ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


                                                  Advisory Fee Based on % of
                                                Average Daily Adjusted Value of
Fund                                                  Fund's Total Assets(3)
-------------------------------------------------------------------------------
AllianceBernstein Emerging Market Debt Fund, Inc.  First $2.5 billion    0.50%
                                                   Next $2.5 billion     0.45%
                                                   Excess of $5 billion  0.40%

The Fund's net assets as of September 30, 2005 were $365.9 million. The effective advisory fee of the Fund at this asset level is 0.50%.

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund as indicated below:

                                                                   As a %
                                                                 of average
Fund                                                  Amount   daily net assets
-------------------------------------------------------------------------------
AllianceBernstein Emerging Market Debt Fund, Inc.  $  98,100        0.03%

Set forth below are the expense ratios of the Fund, calculated from the beginning of the Fund's fiscal year through April 30, 2005.

Fund                                            Net Expense Ratio(4) Fiscal Year
-------------------------------------------------------------------------------
AllianceBernstein Emerging Market Debt Fund, Inc.  Class A   1.11%   October 31
                                                   Class B   1.82%
                                                   Class C   1.81%

I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS
The management fees charged to investment companies which the Adviser manages and sponsors is normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously

3 The average daily value of the total assets of the Fund, minus the sum of accrued liabilities of the Fund, other than the principal amount of money borrowed.

4  Annualized.


ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND  o  51


noted, a portion of these expenses are reimbursed by the Fund to the Adviser. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Fund. In addition to the Alliance institutional fee schedule, set forth below are what would have been the effective advisory fee of the Fund had the Alliance institutional fee schedule been applicable to the Fund.

                                        Net                         Effective
                                      Assets      Alliance           Alliance
                                     09/30/05   Institutional     Institutional
Fund                                  ($MIL)    Fee Schedule       Advisory Fee
-------------------------------------------------------------------------------
AllianceBernstein Emerging Market      $365.9   Emerging Market       0.377%
Debt Fund, Inc.                                 Debt Schedule
                                                65 bp on 1st $20 m
                                                50 bp on next $20 m
                                                40 bp on next $20 m
                                                35 bp on the balance
                                              Minimum account size $20 m

The AllianceBernstein Variable Products Series Fund, Inc. ("AVPS"), which is managed by the Adviser and is available through variable annuity and variable life contracts offered by other financial institutions, offers investors the option to invest in a portfolio with a substantially similar investment style as the Fund. Since the AllianceBernstein Variable Products Series Fund, Inc. was also affected by the Adviser's settlement with the New York State Attorney General, its portfolio with a similar investment style has the same fee schedule as the Fund:

Fund                               AVPS Portfolio           Fee Schedule
---------------------------------------------------------------------------------------
AllianceBernstein Emerging Market  Global Dollar            0.50% on first $2.5 billion
Debt Fund, Inc.                    Government Portfolio     0.45% on next $2.5 billion
                                                            0.40% on the balance

52  o  ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


The Adviser also manages and sponsors retail mutual funds which are organized in jurisdictions outside the United States, generally Luxembourg, and sold to non-United States resident investors. None of these off-shore funds have breakpoints in the advisory fee schedule. The Adviser charges the following fee for an offshore mutual fund that invests in fixed income securities:

Asset Class               Fee(5)
---------------------------------
Fixed Income              0.65%

The Alliance Capital Investment Trust Management mutual funds ("ACITM"), which are offered to investors in Japan, have an "all-in" fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ACITM mutual fund with a similar investment style as the Fund is as follows:

Fund                                ACITM Mutual Fund(6)             Fee
-------------------------------------------------------------------------------
AllianceBernstein Emerging          AllianceBernstein Emerging
Market Debt Fund, Inc.              Markets Debt Fund FC/FD         0.70%
                                    (Nihon)7

The Adviser represented that it does not sub-advise any registered investment companies with a similar investment style as the Fund.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES. Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Fund's ranking with respect to the proposed management fees relative to the Lipper group median at the approximate current asset level of the Fund.(8)

5 The fee charged to the fund includes a 0.10% fee for administrative services provided by the Adviser or its affiliates.

6  The name in parenthesis is the distributor of the fund.

7  The ACITM fund is not a retail fund.

8 It should be noted that "effective management fee" is calculated by Lipper using the Fund's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the AllianceBernstein Fund has the lowest effective fee rate in the Lipper peer group.

ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND  o  53


                                     Effective    Lipper
                                     Management    Group
Fund                                   Fee(9)     Median     Rank
------------------------------------------------------------------
AllianceBernstein Emerging Market      0.500      0.719       1/7
Debt Fund, Inc.

Lipper also analyzed the total expense ratio of the Fund in comparison to the Fund's Lipper Expense Group(10). Lipper describes a Lipper Expense Group as a representative sample of comparable funds. The results of that analysis are set forth below:

                                                 Lipper    Lipper
                                      Expense     Group     Group
Fund                                 Ratio(11)   Median     Rank
------------------------------------------------------------------
AllianceBernstein Emerging Market      1.203      1.446      2/7
Debt Fund, Inc.

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than on a total expense ratio basis. This highlights an issue which the Directors are already addressing, which is to lower non-management expenses.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.
Members of the Adviser's Controller's Office presented to the Board of Directors the Adviser's revenue and expenses associated with providing services to the Fund. The presentation included an update on the Adviser's work with an independent consultant to align the Adviser's two profitability systems. The alignment, which now is complete, produces profitability information at the Fund level which reflects the Adviser's management reporting approach. See discussion below in Section IV.

9 It should be noted that the "effective management fee" rate for the Fund does not reflect the payments by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services. The dollar amount and basis point impact of such payments on the Fund is discussed in Section I. In addition, the "effective management fee" does not reflect fee waivers or expense reimbursements that effectively reduce the contractual management fee rates.

10 Lipper uses the following criteria in screening funds to be included in the Fund's expense group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

11  Most recent fiscal year end Class A share total expense ratio.


54  o  ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR  SUPPLYING SUCH
SERVICES.
The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. Based on the information provided, the Adviser's profitability from providing investment advisory services to the Fund decreased during calendar 2004 relative to 2003 primarily as a result of the reduction of fees in the advisory fee schedule implemented early in 2004.

In addition to the Adviser's direct profits from managing the Fund, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent and distribution related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges ("CDSC"). Additional information regarding distribution related fees can be found in the prospectus of the Fund.

The Adviser's affiliate, AllianceBernstein Investment Research and Management, Inc. ("ABIRM"), is the Fund's principal underwriter. ABIRM and the Adviser have disclosed in the Fund's prospectus that they may make payments(12) from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2004, ABIRM paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds for distribution services and educational support. For 2005, it is anticipated, ABIRM will pay approximately 0.04% of the average monthly assets of the Fund for such purposes.

After payments to third party intermediaries, ABIRM retained the following amount in Class A front-end load sales charge from sales of the Fund's shares in the Fund's most recent fiscal year.

Fund                                                    Amount Received
-------------------------------------------------------------------------------
AllianceBernstein Emerging Market Debt Fund, Inc.           $29,130

ABIRM received the amounts set forth below in Rule 12b-1 fees and CDSC for the Fund during the Fund's most recent fiscal year. A significant percentage of such amounts were paid out to third party intermediaries by ABIRM.

12 The total amount paid to the financial intermediary in connection with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year's Fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year.

ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND  o  55


Fund                                  12b-1 Fee Received    CDSC Received
-------------------------------------------------------------------------------
AllianceBernstein Emerging Market        $2,022,615            $19,426
Debt Fund, Inc.

Fees and reimbursements for out of pocket expenses charged by Alliance Global Investor Services, Inc. ("AGIS"), the affiliated transfer agent, are based on the level of the network account and the class of share held by the account. AGIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. AGIS' after-tax profitability decreased in 2004 in comparison to 2003.

AGIS received the following fee from the Fund in the most recent fiscal year:

Fund                                                     AGIS Fee13
-------------------------------------------------------------------------------
AllianceBernstein Emerging Market Debt Fund, Inc.         $215,871

V. POSSIBLE ECONOMIES OF SCALE
The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent the Fund's assets exceed the initial breakpoint its shareholders benefit from a lower fee rate.

13 The fee disclosed is net of any waivers or any other expense offset arrangement. During the period, the Fund's expenses were reduced by an amount equal to or less than $151 under an expense offset arrangement with AGIS.

56  o  ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.
With assets under management of $550 billion as of October 31, 2005, the Adviser has the investment experience to manage and provide non-investment services (described in Section II) to the Fund.

The information prepared by Lipper showed the 1, 3, 5 and 10 year performance ranking of the Fund(14) relative to its Lipper group and universe for the periods ended September 30, 2005:

AllianceBernstein Emerging
Market Debt Fund, Inc.           Group         Universe
---------------------------------------------------------
   1 year                          6/7           9/10
   3 year                          1/7           1/9
   5 year                          2/6           3/8
  10 year                          2/3           2/3

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)(15) versus its benchmark(16).

                                  Periods Ending September 30, 2005
                                      Annualized Performance (%)
-------------------------------------------------------------------------------
                                  1       3      5      10      Since
Funds                           Year    Year   Year    Year   Inception
-------------------------------------------------------------------------------
AllianceBernstein Emerging     14.31   25.43   15.96   14.74   12.37
Market Debt Fund, Inc.
JP Morgan EMBI Global Index    14.00   19.75   12.26   13.80   11.85

CONCLUSION:
Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: January 13, 2006

14  The performance rankings are for the Class A shares of the Fund.

15  The Fund's performance returns are for the Class A shares of the Fund.

16 The Adviser provided Fund and benchmark performance return information for periods through September 30, 2005 in order to maintain consistency with Lipper's performance rankings in the analysis.


ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND  o  57


ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS

EMD-0152-0406

ITEM 2.  CODE OF ETHICS.
Not applicable when filing a semi-annual report to shareholders.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable when filing a semi-annual report to shareholders.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable when filing a semi-annual report to shareholders.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable to the registrant.

ITEM 6.  SCHEDULE OF INVESTMENTS.
Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable to the registrant.


ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.  CONTROLS AND PROCEDURES.
(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

     EXHIBIT NO.    DESCRIPTION OF EXHIBIT
     -----------    ----------------------
     12 (b) (1)     Certification of Principal Executive Officer Pursuant to
                    Section 302 of the Sarbanes-Oxley Act of 2002

     12 (b) (2)     Certification of Principal Financial Officer Pursuant to
                    Section 302 of the Sarbanes-Oxley Act of 2002

     12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes--Oxley Act of 2002


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):  AllianceBernstein Emerging Market Debt Fund, Inc.

By:   /s/ Marc O. Mayer
      ----------------------
      Marc O. Mayer
      President

Date: June 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Marc O. Mayer
      ----------------------
      Marc O. Mayer
      President

Date: June 28, 2006

By:   /s/ Mark D. Gersten
      ----------------------
      Mark D. Gersten
      Treasurer and Chief Financial Officer

Date: June 28, 2006